IRREVOCABLE ESCROW AGENT INSTRUCTIONS

                         KNIGHTSBRIDGE FINE WINES, INC.



September 24, 2004

Gottbetter & Partners, LLP
488 Madison Ave.
New York, New York 10022
Attn:  Adam S. Gottbetter, Esq.


Dear Mr. Gottbetter:

         Reference is made to that certain Escrow Agreement (the "Escrow Agreement"), dated as of June 22, 2004, by and among Knightsbridge Fine Wines, Inc., a Nevada corporation (the "Company"), Armadillo Investments, Plc. (the "Purchaser") and Gottbetter & Partners, LLP (the "Escrow Agent"), pursuant to which the Company has deposited 2,222,222 Ordinary shares of the Purchaser (the "Ordinary Shares") with the Escrow Agent. This letter shall serve as our irrevocable authorization and direction to you (provided that you are the Escrow Agent pursuant to the Escrow Agreement at such time) to release the Ordinary Shares and Stock Powers and/or any proceeds of the sale of the Ordinary Shares to the Purchaser or any other person pursuant to the terms of the Escrow Agreement, at any time that such Ordinary Shares, Stock Powers and/or proceeds are available for release from escrow to the Company, to the following person:

                           Warren W. Garden, P.C.
                           100 Crescent Court
                           Suite 490
                           Dallas, Texas  75201
                           Attn:  Warren W. Garden, Esq.


         Please be advised that Gryphon Master Fund, L.P. is relying upon this letter as an inducement to enter into a certain Debt Restructuring Agreement and, accordingly, Gryphon Master Fund, L.P. is a third party beneficiary to these instructions.

         Please execute this letter in the space indicated to acknowledge your agreement to act in accordance with these instructions. Should you have any questions concerning this matter, please contact me at (203) 801-9684.







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                                        Very truly yours,

                                        Knightsbridge Fine Wines, Inc.


                                        By:
                                            -----------------------------
                                             Name:  Jake Shapiro
                                             Title:   President and CEO




ACKNOWLEDGED AND AGREED:

Gottbetter & Partners, LLP


By:
    --------------------------------
         Name: Adam S. Gottbetter
         Title:   Managing Partner
















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